EXHIBIT 10.18

AMENDMENT TO REVOLVING CREDIT PROMISSORY NOTE (LIBOR/PRIME)
(Avistar Communications Corporation)

Amendment dated as of December 17, 2007 (this “Amendment”) to that certain Revolving Credit Promissory Note dated as of December 23, 2006, by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), to the order of JPMorgan Chase Bank, N.A. (the “Bank”), in the maximum principal amount of $10,000,000 (the “Note”).

For value received, the parties hereto hereby agree as follows:

1.	Section 1 of the Note is hereby amended by adding the following definitions thereto:

“”Collateral Agreement” means the Collateral Agreement dated the date hereof by the Guarantor in favor of the Bank securing, among other things, the Guarantor’s obligations to the Bank under the Guaranty, as amended from time to time.

“Guarantor” means (i) Gerald J. Burnett and (ii) Gerald J. Burnett and Marjorie J. Burnett as Trustees for The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust.

”Guaranty” means the Guaranty dated the date hereof by the Guarantor in favor of the Bank guarantying, among other things, the Borrower’s obligations to the Bank under this Note, as amended from time to time.

“Security Agreement” shall mean the Security Agreement dated the date hereof by the Borrower in favor of the Bank securing, among other things, the Borrower’s obligations to the Bank under this Note, as amended from time to time.”

2.
The definition of “Facility Documents” in Section 1 of the Note is hereby amended by adding the following to the end thereof:  “(including, without limitation, the Collateral Agreement, the Guaranty and the Security Agreement)”.

3.	The address for notices to the Borrower set forth on the notary page of the Note is hereby deleted and the following is hereby inserted in lieu thereof:

Attn:  Robert Habig
Avistar Communications Corporation
875 S. Grant Street, 10th Floor
San Mateo, CA 94402
Telecopier:  (650) 525-1360
Telephone:  (650) 525-3310

4.	The Note, as amended by this Amendment, remains in full force and effect.

5.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

6.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one in the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

JPMorgan Chase Bank, N.A.
By:           J.P. Morgan Trust Company, N.A.

By:      /s/ Nancy A. Sheppard
            Nancy A. Sheppard
            Managing Director

Avistar Communications Corporation

By:           /s/ Robert J. Habig

Name: Robert J. Habig
Title: Chief Financial Officer

By:          /s/ Simon B. Moss

Name: Simon B. Moss
Title: President

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2007, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2007, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

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